AMENDMENT TO LEASE

This Amendment to Lease ("Amendment") is entered into by and between CABOT INDUSTRIAL PROPERTIES, L.P., a Delaware limited partnership ("Landlord"), and IMMUDYNE, INC., a Delaware corporation (herein, "Tenant").

Recitals:

A.          Landlord and Tenant are parties to a Lease with a Lease Reference Date of July 20, 2002 (the “Original Lease”) pursuant to which Tenant leases from Landlord approximately 11,040 square feet of space (herein, the “Premises”) in the building (herein, the "Building") known as Empire Business Center, located at 7453 Empire Drive, Suite 400, Florence, KY 41042.

B.          The current term of the Lease expired on September 30, 2007.

C.          The parties desire to extend the Term of the Lease and make certain other modifications to the Lease as described herein.

NOW THEREFORE, the parties agree as follows:

1.          DEFINITIONS. Each term used and not defined in this Amendment shall mean what the Original Lease provides. Each term defined herein henceforth shall mean in the Original Lease what this Amendment provides. The Original lease, as this Amendment amends it, is the Lease.

2.          EXTENSION OF LEASE TERM. The current term of the Lease shall end on May 31, 2011 rather than September 30, 2007, unless the Lease provides that it shall end sooner.

3.          BASE RENT; ADDITIONAL RENT.

(A)       Base Rent. Effective June 1, 2008, Tenant shall pay Annual Rent for the Premises as follows:

	Annual Rent	Monthly Installment of Rent
6/1/08 – 5/31/09	$41,952.00	$3,496.00
6/1/09 – 5/31/10	$42,504.00	$3,542.00
6/1/10 – 5/31/11	$43,056.00	$3,588.00

(B)         Additional Rent. During the Term as so extended, Tenant shall pay Tenant's Proportionate Share of Expenses and Taxes as Article 4 of the Original Lease provides.

(C)         Other Charges. During the Term as so extended, Tenant shall pay all charges for electricity consumed at the premises and any other amounts that the Lease requires Tenant to pay.

4.           AS IS. Tenant shall accept the Premises during the Term as so extended in their "as is" condition.

5.           RATIFICATION. All provisions of the Lease not amended hereby shall remain in effect. The parties incorporate such provisions herein. The parties ratify the Original Lease, as this Amendment amends it.

Executed by the parties on the respective dates of acknowledgment indicated below, effective as of the later of such dates.

Landlord:

CLP INDUSTRIAL PROPERTIES, LLC

By: RREEF Management Company, a Delaware corporation, authorized agent

By: /s/ Rebecca M. Ober

Rebecca M. Ober, District Manager

Date:5/29/08

Tenant:

IMMUDYNE, INC.

By:/s/ Mark McLaughlin

Printed name: Mark McLaughlin

Title: President

Date: 5/28/08